Exhibit 99.1

Acuren Corporation Completes Merger with NV5 Global, Inc. to Create a Market-Leading North American Provider of TICC Services

- Merger creates a market-leading North American provider of Testing, Inspection, Certification and Compliance (TICC) and Engineering Services

- Expands ability to deliver complementary services to a broader customer base, enhancing growth and cross-selling opportunities

TOMBALL, Texas – August 4, 2025 – Acuren Corporation (the “Company” or “Acuren”, NYSE: TIC), a leading provider of tech-enabled Testing, Inspection, Certification, and Compliance (TICC) services and critical asset integrity solutions, today announced the successful completion of its previously announced combination with NV5 Global, Inc. (“NV5”, NASDAQ: NVEE). With over $2 billion of revenue, this transaction creates a market-leading North American provider of TICC and engineering services, enhancing Acuren’s ability to serve both new and existing customers across critical industrial assets, public infrastructure, and the built environment.

In addition, the Company announced the appointment of three new directors to its Board of Directors: Dickerson Wright, former Executive Chairman of NV5, Ben Heraud, former CEO of NV5, and Byron Roth, Executive Chairman of Roth Capital Partners. Ben Heraud has also been appointed President and Chief Operating Officer of Acuren and will be providing leadership to the Company’s three newly formulated operating segments: Inspection and Mitigation, Engineering and Lab, and Geospatial. The Company anticipates implementing its new operating segments in advance of, or commencing with, the first quarter of 2026.

“This is a defining moment for both companies,” said Tal Pizzey, Chief Executive Officer of Acuren. “Today marks the beginning of a new chapter as we unite two proven operators with collective expertise across the asset integrity life cycle. By bringing together Acuren’s deep industrial and maintenance acumen with NV5’s engineering and geospatial strengths, we’ve created a business uniquely positioned to serve a broader set of customers across the entire asset lifecycle.”

“This combination enhances our recurring revenue base, unlocks compelling cross-sell potential, and sets us up for long-term growth as a leading North American player in our sector,” Pizzey continued. “I’m proud of the teams that brought us here and am energized by what this scale provides for our customers, employees, and investors. We are excited to move forward as one team, delivering on the synergies and growth potential that lie ahead.”

The completion of this transformative transaction aligns with Acuren’s strategic objectives to broaden its service offerings, diversify its end-market exposure, and expand its global reach. Together, the businesses will serve a wide range of high-value sectors including infrastructure, energy, utilities, government, and data centers, with over 11,000 employees across more than 230 locations.

“We expect meaningful synergy capture through cross-selling, corporate cost optimization, and complementary geographic footprint, while delivering strong free cash flow and a swift deleveraging to below three times net leverage. It is our intent to present a comprehensive strategic plan to investors after completing our internal review and planning process,” said Robert Franklin, Executive Chairman of Acuren. Tal Pizzey and Ben Heraud will join Robert Franklin and Sir Martin Franklin (Co-Chairman of Acuren) in a newly formed Office of the Chairmen to provide aligned, collaborative strategic leadership.

“This transaction brings together two organizations with a shared commitment to excellence, innovation, and a strong people-first culture,” said Dickerson Wright, former Executive Chairman of NV5. “NV5 has built a strong reputation for technical leadership across infrastructure, utility, buildings & technology, environmental, and geospatial services. I am confident that Acuren is the ideal partner to extend that legacy, preserve our culture, and deliver enhanced value to our shareholders and stakeholders. The combined business is well-positioned to unlock new growth opportunities, and I’m excited to support its continued success as a member of the Acuren Board.”

NV5 Stockholders will receive $23.00 per share, consisting of $10.00 in cash and 1.1523 shares of Acuren Common Stock for each share of NV5 Common Stock. This represents an enterprise value of approximately $1.7 billion, including full repayment of NV5’s outstanding debt. The final exchange ratio was calculated based on the volume-weighted average price (VWAP) of Acuren’s common stock of $11.28 for the 10-trading day period ended August 1, 2025. The transaction was approved by the stockholders of each of Acuren and NV5 at their respective stockholder meetings on July 31, 2025. The closing of the transaction follows the receipt of required regulatory approvals in all applicable jurisdictions. NV5’s common stock has ceased trading immediately prior to market open on August 4, 2025, and will no longer be listed on the NASDAQ. Acuren’s common stock will continue to be listed on the New York Stock Exchange with the ticker symbol TIC.

About Acuren:

Acuren is a leading provider of tech-enabled Testing, Inspection, Certification, and Compliance (TICC) services and critical asset integrity solutions. Operating primarily in North America, Acuren serves diversified end markets that are essential to the North American economy, including industrials, infrastructure, energy, midstream, and renewables.

Acuren supports clients across the full asset lifecycle, from commissioning to compliance, powering its solutions with unique go-to-market methods including advanced inspection and nondestructive testing (NDT), Rope Access Technician (RAT) mitigation services, materials engineering services, lab analysis and destructive testing, proprietary software, and drone-enabled geospatial analytics. Acuren’s TICC services are mission-critical, frequently compliance-mandated, and typically recurring in nature.

For more information, please visit www.acuren.com.

Cautionary Note Regarding Forward-Looking Statements:

Certain statements in this press release are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements in this press release include statements regarding the Company’s expectations and beliefs regarding (i) creating a market leading provider of TICC and engineering services, (ii) its operating segments, (iii) its recurring revenues, cross-selling opportunities and long-term growth, (iv) benefits and synergies of the combination, (v) free cash flow and net leverage, and (vi) its strategic plans. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, (i) economic conditions affecting the industries Acuren and NV5 serve, including the construction industry and the energy sector, as well as general economic conditions; (ii) the ability and willingness of customers to invest in infrastructure projects; (iii) a decline in demand for Acuren’s or NV5’s services or for the products and services of their customers; (iv) the fact that Acuren’s revenues are derived primarily from contracts with durations of less than six months and the risk that customers will not renew or enter into new contracts; (v) Acuren’s ability to successfully acquire other businesses, successfully integrate acquired businesses into its operations and manage the risks and potential liabilities associated with those acquisitions; (vi) Acuren and NV5’s ability to compete successfully in the industries and markets they serve; (vii) Acuren and NV5’s ability to properly manage and accurately estimate costs associated with specific customer projects, in particular for arrangements with fixed price terms; (viii) increases in the cost, or reductions in the supply, of the materials used in Acuren and NV5’s business and for which we bear the risk of such increases; (ix) the inherently dangerous nature of the services Acuren and NV5 provide and the risks of potential liability; (x) the seasonality of Acuren’s and NV5’s business and the impact of weather conditions; (xi) Acuren’s ability to remediate any material weaknesses; (xii) the impact of health, safety and environmental laws and regulations, and the costs associated with compliance with such laws and regulations; (xiii) Acuren’s substantial level of indebtedness and the effect of restrictions on its operations set forth in the documents that govern such indebtedness, (xiv) the combined company may fail to realize anticipated synergies or other benefits expected from the Merger in the timeframe expected or at all and (xv) the ultimate timing, outcome, and results of integrating the operations of Acuren and NV5. For a detailed discussion of cautionary statements and risks that may affect Acuren’s future results of operations and financial results, please refer to Acuren’s filings with the SEC, including, but not limited to, the risk factors in Acuren’s Annual Report on Form 10-K for the year ended December 31, 2024 which was filed with the SEC on March 27, 2025, and any amendments thereto, and in Acuren’s registration statement on Form S-4 filed on June 25, 2025 and declared effective as of June 27, 2025, as supplemented or amended from time to time. Forward-looking statements included in this press release speak only as of the date hereof and, except as required by applicable law, Acuren does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or circumstances after the date of this press release.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Acuren assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Investor Contact:

Andrew Shen
Director of Investor Relations
Email: IR@acuren.com

Source: Acuren Corporation

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